United States Securities And Exchange Commission

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 24, 2019

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Arrestage International, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	001-34756	45-2552289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20343 N. Hayden Road, Suite 101

Scottsdale, Arizona 85255

(480) 710-2229

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item	8.01 Other Events

Arrestage International, Inc. deeply regrets to announce that Phillip Wesiman, a respected Director of the company since July 2011 has died.

Mr. Weisman’s position on the Board will remain open until the company is able to find a suitable replacement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arrestage International, Inc.

Date: July 30, 2019

By:	Rick Gean
Chief Financial Officer